Exhibit 10.1

AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

           AMENDMENT dated as of March 29, 2004 to the 364-Day Credit Agreement dated as of March 31, 2003 (as heretofore amended, the "Credit Agreement") among TEXTRON INC. (the "Borrower"), the BANKS party thereto (the "Banks") and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H :

           WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

           NOW, THEREFORE, the parties hereto agree as follows:

           Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

           Section 2. Amendments.

           (a)     The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from "March 29, 2004" to "March 28, 2005".

           (b)     The definition of "Total Commitment" in Section 1.01 of the Credit Agreement is amended by changing the dollar amount specified therein from "$500,000,000" to "$250,000,000".

           (c)     The phrase "Final Maturity Date" in clause (ii) of the proviso to Section 2.15(c)(iii) is changed to "first anniversary of the Termination Date", and Section 7.12 of the Credit Agreement is amended to add after "Event of Default" on the third line thereof "or if any Letters of Credit are outstanding after the Termination Date".

           (d)     Sections 4.03, 4.04 and 4.05 of the Credit Agreement are amended by changing each reference to the date "December 28, 2002" to "January 3, 2004".

           Section 3. Changes in Commitments. With effect from and including the Amendment Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a "New Bank") shall become a Bank party to the Credit Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereto. On the Amendment Effective Date, any Bank whose Commitment is changed to zero (each, an "Exiting Bank", and each New Bank or Bank other than an Exiting Bank, a "Continuing Bank") shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.04, 10.01(b), 10.02 and 10.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.

           Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the "Existing Pricing Schedule") is deleted and replaced by the Pricing Schedule attached to this Amendment (the "New Pricing Schedule"). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

           Section 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.

           Section 6 Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. For avoidance of doubt, after giving effect to Sections 2 and 3 of this Amendment, the Final Maturity Date for all Banks shall be the Termination Date specified in Section 2(a) hereof, subject to the subsequent exercise by the Company of its right to extend the Final Maturity Date pursuant to Section 2.01(e) of the Credit Agreement.

           Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

           Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           Section 9. Effectiveness. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date"), subject to satisfaction of the following conditions:

           (a)     the Administrative Agent shall have received from each of the Borrower and the Continuing Banks (which must also comprise the Required Banks) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

           (b)     the Administrative Agent shall have received an opinion of Andrew C. Spacone, Esq., Senior Associate General Counsel of the Borrower dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent; and

           (c)     the Administrative Agent shall have received from the Borrower (i) fees for the account of the Banks in the amount heretofore mutually agreed upon and (ii) all other amounts due and payable to the Administrative Agent.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON INC.

By:	/s/ Mary F. Lovejoy
	Name:	Mary F. Lovejoy
	Title:	Vice President and Treasurer

Commitments

$24,960,000	JPMORGAN CHASE BANK
	By:	/s/ Randolph Cates
		Name:	Randolph Cates
		Title:	Vice President

Commitments

$22,785,000	BANK OF AMERICA, N.A.
	By:	/s/ John W. Pocalyko
		Name:	John W. Pocalyko
		Title:	Managing Director

Commitments

$22,785,000	CITIBANK, NA
	By:	/s/ Diane Pockaj
		Name:	Diane L. Pockaj
		Title:	Director

Commitments

$22,785,000	DEUTSCHE BANK AG NEW YORK BRANCH
	By:	/s/ David G. Dickinson, Jr.
		Name:	David G. Dickinson, Jr.
		Title:	Director
	By:	/s/ William W. McGinty
		Name:	William W. McGinty
		Title:	Director

Commitments

$22,785,000	UBS LOAN FINANCE LLC
	By:	/s/ Doris Mesa
		Name:	Doris Mesa
		Title:	Associate Director
	By:	/s/ Joselin Fernandes
		Name:	Joselin Fernandes
		Title:	Associate Director Banking Products Services, US

Commitments

$13,500,000	BARCLAYS CAPITAL
	By:	/s/ John Giannone
		Name:	John Giannone
		Title:	Director

Commitments

$13,500,000	BNP PARIBAS
	By:	/s/ Richard Pace
		Name:	Richard Pace
		Title:	Managing Director
	By:	/s/ Nanette Saudon
		Name:	Nanette Saudon
		Title:	Vice President

Commitments

$13,500,000	CREDIT SUISSE FIRST BOSTON
	By:	/s/ Jay Chall
		Name:	Jay Chall
		Title:	Director
	By:	/s/ Cassandra Droogan
		Name:	Cassandra Droogan
		Title:	Associate

Commitments

$13,500,000	HSBC BANK USA
	By:	/s/ Christopher M. Samms
		Name:	Christopher M. Samms
		Title:	Officer # 9426

Commitments

$13,500,000	WACHOVIA BANK, NA
	By:	/s/ Donald E. Sellers, Jr.
		Name:	Donald E. Sellers, Jr
		Title:	Director

Commitments

$8,300,000	HARRIS NESBITT FINANCING, INC.
	By:	/s/ Pam Schwartz
		Name:	Pamela Schwartz
		Title:	Vice President

Commitments

$8,300,000	BANK OF TOKYO-MITSUBISHI TRUST COMPANY
	By:	/s/ C. Giordano
		Name:	C. Giordano
		Title:	VP & Team Leader

Commitments

$8,300,000	BANK ONE, NA
	By:	/s/ Grover A. Fitch
		Name:	Grover A. Fitch
		Title:	Managing Director

Commitments

$8,300,000	MELLON BANK, N.A.
	By:	/s/ J. Wade Bell
		Name:	J. Wade Bell
		Title:	Vice President

Commitments

$8,300,000	ROYAL BANK OF CANADA
	By:	/s/ Scott Umbs
		Name:	Scott Umbs
		Title:	Authorized Signatory

Commitments

$8,300,000	SOCIETE GENERALE
	By:	/s/ Carol Radice
		Name:	Carol Radice
		Title:	Vice President Corporate Banking, Societe Generale

Commitments

$8,300,000	SUNTRUST BANK
	By:	/s/ Michael S. Murphey
		Name:	Michael S. Murphey
		Title:	Director

Commitments

$8,300,000	THE BANK OF NOVA SCOTIA
	By:	/s/ Todd S. Meller
		Name:	Todd S. Meller
		Title:	Managing Director

PRICING SCHEDULE

           Each of "Facility Fee Rate", "Eurocurrency Margin" and "Letter of Credit Fee Rate" means, for any date, the rate set forth below in the row opposite such term and under the column corresponding to the "Pricing Level" at such date and (in the case of Eurocurrency Margins) in the row corresponding to the "Utilization" at such date; provided that the Eurocurrency Margin and the Letter of Credit Fee Rate for any day on or after the Termination Date will be the applicable rate set forth below plus 15 basis points:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Facility Fee Rate	0.05%	0.06%	0.07%	0.10%	0.125%	0.15%
Eurocurrency Margin Utilization ≤ 50% Utilization > 50%	0.175% 0.275%	0.19% 0.29%	0.28% 0.38%	0.35% 0.45%	0.50% 0.60%	0.60% 0.70%
Letter of Credit Fee Rate	0.275%	0.29%	0.38%	0.45%	0.60%	0.70%

           For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

           "Level I Pricing" applies at any date if, at such date, the Company's long-term debt is rated (i) A+ or higher by S&P or (ii) A1 or higher by Moody's.

           "Level II Pricing" applies at any date if, at such date, (i) (A) the Company's long-term debt is rated A or higher by S&P or (B) A2 or higher by Moody's and (ii) Level I Pricing does not apply.

           "Level III Pricing" applies at any date if, at such date, (i) (A) the Company's long-term debt is rated A- or higher by S&P or (B) A3 or better by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

           "Level IV Pricing" applies at any date, if at such date, (i) (A) the Company's long-term debt is rated BBB+ or higher by S&P or (B) Baa1 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

           "Level V Pricing" applies at any date if, at such date, (i) (A) the Company's long-term debt is rated BBB or higher by S&P or (B) Baa2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III and Level IV Pricing applies.

           "Level VI Pricing" applies at any date if, at such date, no other Pricing Level applies.

           "Moody's" means Moody's Investors Service, Inc.

           "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

           "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

           "Utilization" means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the Total Outstanding Amount at such date and (ii) the denominator of which is the Total Commitment at such date. If for any reason any Loans remain outstanding after termination of the Total Commitment, Utilization shall be deemed to be 100%.

           The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.

           If the Company is split-rated and the ratings differential is one level, the higher of the two ratings will apply (e.g. A+/A2 results in Level I Pricing and A-/Baa1 results in Level III Pricing). If the Company is split-rated and the ratings differential is two levels or more, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g. A+/Baa1 results in Level II Pricing and A/BBB results in Level III Pricing).